Fair Value Measurements	12 Months Ended
Mar. 31, 2018
Fair Value Disclosures [Abstract]
Fair Value Measurements
Fair Value Measurements
Fair Value
Accounting guidance and standards about fair value define fair value as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
Fair Value Hierarchy
Fair value hierarchy requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The accounting guidance and standards establish three levels of inputs that may be used to measure fair value:

•	Level 1 — Quoted prices in active markets for identical assets or liabilities.

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Level 2 — Observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which all significant inputs are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities. Level 2 liabilities that are not required to be measured at fair value on a recurring basis include the Company’s convertible senior subordinated notes, production loans, 5.875% Senior Notes, Term Loan A and Term Loan B, which are priced using discounted cash flow techniques that use observable market inputs, such as LIBOR-based yield curves, swap rates, and credit ratings.

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Level 3 — Unobservable inputs to the valuation methodology that are significant to the measurement of fair value of assets or liabilities. The Company measures the fair value of its investment in Pop's mandatorily redeemable preferred stock units using primarily a discounted cash flow analysis based on the expected cash flows of the investment. The analysis reflects the contractual terms of the investment, including the period to maturity, and uses a discount rate commensurate with the risk associated with the investment.

The following table sets forth the assets and liabilities required to be carried at fair value on a recurring basis as of March 31, 2018 and 2017:

	March 31, 2018			March 31, 2017
	Level 1	Level 2	Total	Level 1	Level 2	Total
Assets:	(Amounts in millions)
Available-for-sale securities (see Note 5):
Investment in Next Games	$7.3	$—	$7.3	$8.0	$—	$8.0

Forward exchange contracts (see Note 17)	—	0.3	0.3	—	0.6	0.6

Liabilities:
Forward exchange contracts (see Note 17)	—	(0.6)	(0.6)	—	(0.5)	(0.5)
	$7.3	$(0.3)	$7.0	$8.0	$0.1	$8.1

The following table sets forth the carrying values and fair values of the Company’s investment in Pop's mandatorily redeemable preferred stock units and outstanding debt at March 31, 2018 and March 31, 2017:

	March 31, 2018		March 31, 2017
	(Amounts in millions)
	Carrying Value	Fair Value	Carrying Value	Fair Value
		(Level 3)		(Level 3)
Assets:
Investment in Pop's mandatorily redeemable preferred stock units	$91.3	$125.0	$96.8	$122.1

	Carrying Value	Fair Value	Carrying Value	Fair Value
		(Level 2)		(Level 2)
Liabilities:
Term Loan A(1)	729.7	750.9	961.8	983.8
Term Loan B(1)	1,229.3	1,251.6	1,554.7	1,610.0
5.875% Senior Notes	500.4	539.5	498.3	542.1
April 2013 1.25% Notes	60.0	60.3	60.0	58.5
Production loans	352.6	352.9	353.3	353.8
	$2,872.0	$2,955.2	$3,428.1	$3,548.2

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(1)	As of March 31, 2017, amounts were outstanding under the Previous Term Loan A and Previous Term Loan B (see Note 7).

The Company’s financial instruments also include cash and cash equivalents, accounts receivable, accounts payable, borrowings under the Revolving Credit Facility, if any, capital lease obligations and dissenting shareholders' liability. The carrying values of these financial instruments approximated the fair values at March 31, 2018 and 2017.